UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  (811-7493)
                                                     ----------

                            THE HENNESSY FUNDS, INC.
                            ------------------------
               (Exact name of registrant as specified in charter)

                              THE COURTYARD SQUARE
                              --------------------
                                750 GRANT AVENUE
                                ----------------
                                   SUITE 100
                                   ---------
                                NOVATO, CA 94945
                                ----------------
              (Address of principal executive offices) (Zip code)

                                NEIL J. HENNESSY
                                ----------------
                            HENNESSY ADVISORS, INC.
                            -----------------------
                              THE COURTYARD SQUARE
                              --------------------
                                750 GRANT AVENUE
                                ----------------
                                   SUITE 100
                                   ---------
                                NOVATO, CA 94945
                                ----------------
                    (Name and address of agent for service)


                                  800-966-4354
                                  ------------
               Registrant's telephone number, including area code

Date of fiscal year end: JUNE 30, 2004
                         -------------

Date of reporting period:  JUNE 30, 2004
                           -------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                  THE HENNESSY
                                  FUNDS, INC.

                                 ANNUAL REPORT
                                 JUNE 30, 2004

                             HENNESSY BALANCED FUND
                                 SYMBOL: HBFBX

                           HENNESSY TOTAL RETURN FUND
                                 SYMBOL: HDOGX

                             [Hennessy Funds Logo]
                                 Hennessy Funds

                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                            Novato, California 94945
                                 (415) 899-1555
                                 (800) 966-4354
                             www.hennessyfunds.com

                            THE HENNESSY FUNDS, INC.

Dear Hennessy Funds Shareholder:                                    August 2004

As the fiscal year of the Hennessy Funds, Inc. draws to a close, the financial markets seem to be in a holding pattern, and investors appear to be unsettled by the threat of rising interest rates, the insurgency in Iraq and the upcoming elections. It is hard to understand why the Dow Jones Industrial Average is flat since the beginning of January, despite generally positive economic indicators and an otherwise strong economy. We believe that the lackluster performance of the markets year to date will improve as some of these current uncertainties become clearer. With interest rates remaining at historic lows, inflation in check, job creation stabilizing and corporations seeing better earnings, we continue to believe that the market is well positioned to have a strong second half of the calendar year.

I have always believed that maintaining a long-term focus is critical to investing success. With the market poised for improvement, now is the time for prudent investors to accumulate high quality stocks and funds and stick with them. Yet, investors are staying on the sidelines, perhaps not realizing how strong the economy really is. They may be afraid that they will not see the types of gains they did in 2003, or worse, lose those gains. I believe we are entering into a more typical market cycle, one where investors should expect a more conservative annual gain of approximately 10%, which is historically what the market has produced, versus the 29% return for the S&P 500 or 28% return for the Dow that we saw in 2003.

For the one-year period ending June 30, 2004, the Hennessy Balanced Fund returned 5.81%, and the Hennessy Total Return Fund returned 11.36%. During the same period, the S&P 500 Index and the Dow Jones Industrial Average returned 19.11% and 18.63%, respectively. We believe the funds under performed the indices because of significant investments in AT&T Corp., SBC Communications and Merck & Co., which all under performed during the prior year. In addition, short-term interest rates hit multi-year lows in the 12 months ending June 30, 2004 causing the return on short-term government securities in the portfolios to fall.

As I look forward, I continue to believe that large, blue chip dividend-yielding companies, which include the "Dogs of the Dow", will have strong performance. While slow to catch attention, the 2003 package that cut the tax rate on dividends to just 15% should, in my opinion, lead to strong stock price appreciation of dividend-paying companies, as well as increased dividend payouts. And, if interest rates continue to rise, as has been suggested by the Federal Reserve, the returns earned on the short-term government securities in the Hennessy Balanced and Total Return portfolios should increase as well.

I am pleased to let you know that the expense ratios for these two funds have been reduced. The expenses for the Hennessy Balanced Fund have dropped from 1.50% to 1.41%, and the expenses for the Hennessy Total Return have dropped from 1.95% to 1.27% (net of interest expense). Details on these expenses are contained within this annual report. Thank you for your trust and confidence, and should you have any questions or need more information, please don't hesitate to call us at (800) 966-4354 or visit or website at www.hennessyfunds.com.

Best regards,

/s/ Neil Hennessy

Neil Hennessy
President & Portfolio Manager

THE FUNDS ARE NON-DIVERSIFIED, MEANING THEY MAY CONCENTRATE THEIR ASSETS IN FEWER INDIVIDUAL HOLDINGS THAN A DIVERSIFIED FUND, MAKING IT MORE EXPOSED TO INDIVIDUAL STOCK VOLATILITY THAN A DIVERSIFIED FUND.

Investment performance for the Hennessy Total Return Fund reflects a fee waiver in effect. In the absence of such waiver, total return would be reduced. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings are subject to change. Please refer to the Schedule of Investments within this annual report for additional portfolio information, including percentages of holdings.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. One cannot invest directly in an index.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

                             HENNESSY BALANCED FUND

                HENNESSY BALANCED        DOW JONES          STANDARD & POOR'S
     DATE              FUND          INDUSTRIAL AVERAGE      500 STOCK INDEX
     ----       -----------------    ------------------     -----------------
     3/8/96*<F1>     $10,000              $10,000                $10,000
    6/30/96          $10,180              $10,406                $10,658
    6/30/97          $11,982              $14,422                $14,356
    6/30/98          $13,037              $17,121                $18,686
    6/30/99          $14,290              $21,343                $22,939
    6/30/00          $12,803              $20,636                $24,601
    6/30/01          $14,703              $21,077                $20,953
    6/30/02          $14,243              $18,903                $17,184
    6/30/03          $14,277              $18,704                $17,225
    6/30/04          $15,106              $22,188                $20,516

*<F1>  Inception date 3/8/96

This chart assumes an initial investment of $10,000, made on 3/8/96 (inception). Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

                       AVERAGE ANNUAL RATES OF RETURN(%)
                        FOR PERIODS ENDED JUNE 30, 2004

                                           ONE YEAR ENDED     FIVE YEARS ENDED    SINCE INCEPTION
                                           JUNE 30, 2004       JUNE 30, 2004       MARCH 8, 1996
                                           -------------       -------------       -------------

     Hennessy Balanced Fund                    5.81%               1.12%               5.09%
     Dow Jones Industrial Average             18.63%               0.87%              10.10%
     Standard & Poor's 500 Stock Index        19.11%              -2.20%               9.03%

                           HENNESSY TOTAL RETURN FUND

               HENNESSY TOTAL            DOW JONES           STANDARD & POOR'S
    DATE         RETURN FUND        INDUSTRIAL AVERAGE        500 STOCK INDEX
    ----         -----------        ------------------        ---------------
 7/29/1998         $10,000                $10,000                 $10,000
 6/30/1999         $11,028                $12,512                 $12,360
 6/30/2000          $9,098                $12,098                 $13,255
 6/30/2001         $11,341                $12,356                 $11,290
 6/30/2002         $10,691                $11,082                  $9,259
 6/30/2003         $10,688                $10,967                  $9,283
 6/30/2004         $11,902                $13,011                 $11,056

This chart assumes an initial investment of $10,000, made on 7/29/98 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

                       AVERAGE ANNUAL RATES OF RETURN(%)
                        FOR PERIODS ENDED JUNE 30, 2004

                                           ONE YEAR ENDED     FIVE YEARS ENDED    SINCE INCEPTION
                                           JUNE 30, 2004       JUNE 30, 2004       JULY 29, 1998
                                           -------------       -------------       -------------
     Hennessy Total Return Fund                11.36%              1.54%               2.98%
     Dow Jones Industrial Average              18.63%              0.87%               4.62%
     Standard & Poor's 500 Stock Index         19.11%             -2.20%               1.71%

                            THE HENNESSY FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2004

                                                                                                 HENNESSY
                                                                              HENNESSY             TOTAL
                                                                            BALANCED FUND       RETURN FUND
                                                                            -------------       -----------

ASSETS:
Investments, at value (cost $23,179,157 and $134,094,433, respectively)      $23,302,988       $131,324,674
Dividends and interest receivable                                                 94,187            276,565
Receivable for capital stock issued                                               39,523              3,225
Other assets                                                                      13,904             16,823
                                                                             -----------       ------------
     Total Assets                                                             23,450,602        131,621,287
                                                                             -----------       ------------
LIABILITIES:
Payable for fund shares purchased                                                    767             12,394
Payable to Advisor                                                                11,560             48,114
Payable to Administrator                                                          17,294             65,876
Payable to Auditor                                                                17,584             11,786
Payable to Distributor                                                             4,817             19,972
Payable for reports to shareholders                                                3,328                912
Reverse repurchase agreement                                                          --         34,462,280
Accrued expenses and other payables                                                2,720             37,082
                                                                             -----------       ------------
     Total Liabilities                                                            58,070         34,658,416
                                                                             -----------       ------------
NET ASSETS                                                                   $23,392,532       $ 96,962,871
                                                                             -----------       ------------
                                                                             -----------       ------------
NET ASSETS CONSIST OF:
Capital stock                                                                $26,655,392       $196,214,465
Accumulated undistributed net realized loss on investments                    (3,386,691)       (96,481,835)
Unrealized net appreciation (depreciation) on investments                        123,831         (2,769,759)
                                                                             -----------       ------------
     Total Net Assets                                                        $23,392,532       $ 96,962,871
                                                                             -----------       ------------
                                                                             -----------       ------------

Shares authorized ($.0001 par value)                                         100,000,000        100,000,000
Shares issued and outstanding                                                  2,155,473          9,128,327
Net asset value, offering price and redemption price per share               $     10.85       $      10.62
                                                                             -----------       ------------
                                                                             -----------       ------------

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED JUNE 30, 2004

                                                                                           HENNESSY
                                                                       HENNESSY             TOTAL
                                                                    BALANCED FUND        RETURN FUND
                                                                    -------------        -----------
INVESTMENT INCOME:
   Dividend income                                                     $372,853           $ 1,078,588
   Interest income                                                      101,463               163,709
                                                                       --------           -----------
        Total investment income                                         474,316             1,242,297
                                                                       --------           -----------
EXPENSES:
   Investment advisory fees                                             117,925               232,795
   Administration fees                                                   53,066               104,677
   Distribution fees                                                     49,135                96,923
   Federal and state registration fees                                   15,378                30,810
   Professional fees                                                     28,704                18,777
   Reports to shareholders                                                6,434                 4,201
   Directors' fees and expenses                                           5,093                 4,235
   Insurance expense                                                        847                   728
   Other                                                                    406                   518
                                                                       --------           -----------
   Total operating expenses before interest expense                     276,988               493,664
   Interest expense                                                          --               148,489
   Less, expense reimbursement                                               --                    --
                                                                       --------           -----------
        Net expenses                                                    276,988               642,153
                                                                       --------           -----------
NET INVESTMENT INCOME                                                   197,328               600,144
                                                                       --------           -----------
REALIZED AND UNREALIZED GAINS (LOSSES):
   Net realized gain on investments                                      32,241               272,805
   Change in unrealized appreciation (depreciation) on investments      673,215            (3,087,326)
                                                                       --------           -----------
        Net gain (loss) on investments                                  705,456            (2,814,521)
                                                                       --------           -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                            $902,784           $(2,214,377)
                                                                       --------           -----------
                                                                       --------           -----------

                     See notes to the financial statements.

HENNESSY TOTAL RETURN FUND
STATEMENT OF CASH FLOWS
YEAR ENDED JUNE 30, 2004

Cash Flows From Operating Activities:
   Net decrease in net assets from operations                     $ (2,214,377)
   Adjustments to reconcile net increase in net assets from
     Operations to net cash provided by operating activities:
       Purchase of investment securities                          (329,635,407)
       Proceeds on sale of securities                              299,887,306
       Decrease in other receivables, net                             (118,697)
       Decrease in other assets                                          3,785
       Decrease in accrued expenses and other payables                 (59,980)
       Net accretion of discount on securities                        (160,100)
       Net realized gain on investments                               (272,805)
       Unrealized appreciation on securities                         3,087,326
                                                                  ------------
           Net cash used by operating activities                  $(29,482,949)
                                                                  ------------
Cash Flows From Financing Activities:
   Increase in reverse repurchase agreements                      $ 32,774,980
   Proceeds on shares sold                                           2,789,770
   Payment on shares repurchased                                    (6,029,885)
   Cash dividends paid                                                 (51,916)
                                                                  ------------
           Net cash provided by financing activities               $29,482,949
                                                                  ------------
           Net increase (decrease) in cash                                  --

Cash at beginning of year                                                   --
                                                                  ------------
Cash at end of year                                               $         --
                                                                  ------------
                                                                  ------------

Cash paid for interest                                            $    128,181
                                                                  ------------


                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            HENNESSY BALANCED FUND                 HENNESSY TOTAL RETURN FUND
                                                       ---------------------------------       ----------------------------------
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                       JUNE 30, 2004       JUNE 30, 2003       JUNE 30, 2004        JUNE 30, 2003
                                                       -------------       -------------       -------------        -------------
OPERATIONS:
   Net investment income                                $   197,328         $   208,171         $   600,144          $   64,501
   Net realized gain (loss) on investments                   32,241              26,558             272,805             (73,764)
   Change in unrealized appreciation
     (depreciation) on investments                          673,215            (189,146)         (3,087,326)            158,408
                                                        -----------         -----------         -----------          ----------
   Net increase (decrease) in net assets
     resulting from operations                              902,784              45,583          (2,214,377)            149,145
                                                        -----------         -----------         -----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                              (197,328)           (209,234)           (600,144)            (64,810)
   From net realized gains                                  (93,788)            (82,379)                 --                  --
   Return of capital                                        (42,438)                 --            (109,324)                 --
                                                        -----------         -----------         -----------          ----------
                                                           (333,554)           (291,613)           (709,468)            (64,810)
                                                        -----------         -----------         -----------          ----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares subscribed                        3,350,098           2,122,026           2,789,770           4,185,908
   Shares issued in connection with the
     Lindner Funds merger                                10,051,535                  --          96,447,508                  --
   Dividends reinvested                                     323,188             285,635             657,552              62,205
   Redemption fees retained                                   5,244                  --                 514                  --
   Cost of shares redeemed                               (6,976,348)         (1,425,284)         (6,030,399)         (1,769,912)
                                                        -----------         -----------         -----------          ----------
   Net increase in net assets
     resulting from capital share transactions            6,753,717             982,377          93,864,945           2,478,201
                                                        -----------         -----------         -----------          ----------
TOTAL INCREASE IN NET ASSETS                              7,322,947             736,347          90,941,100           2,562,536

NET ASSETS:
   Beginning of year                                     16,069,585          15,333,238           6,021,771           3,459,235
                                                        -----------         -----------         -----------          ----------
   End of year                                          $23,392,532         $16,069,585         $96,962,871          $6,021,771
                                                        -----------         -----------         -----------          ----------
                                                        -----------         -----------         -----------          ----------
   Undistributed net investment
     income, end of year                                $        --         $        --         $        --          $       --
                                                        -----------         -----------         -----------          ----------
CHANGE IN SHARES OUTSTANDING:
   Shares sold                                              308,593             210,403             271,039             454,256
   Shares issued in connection to the
     acquisition of Lindner Funds                           919,731                  --           8,736,232                  --
   Shares issued to holders as
     reinvestment of dividends                               30,224              28,311              61,715               6,829
   Shares redeemed                                         (643,030)           (142,278)           (564,409)           (191,076)
                                                        -----------         -----------         -----------          ----------
   Net increase                                             615,518              96,436           8,504,577             270,009
                                                        -----------         -----------         -----------          ----------
                                                        -----------         -----------         -----------          ----------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                          HENNESSY BALANCED FUND
                                                     ----------------------------------------------------------------
                                                                           YEARS ENDED JUNE 30,
                                                     2004           2003           2002           2001           2000
                                                     ----           ----           ----           ----           ----
PER SHARE DATA:
   Net asset value, beginning of year               $10.44         $10.62         $11.50         $10.37         $12.56
   Income from investment operations:
       Net investment income                          0.11           0.14           0.15           0.27           0.28
       Net realized and unrealized gains
         (losses) on securities                       0.50          (0.12)         (0.50)          1.25          (1.53)
                                                    ------         ------         ------         ------         ------
           Total from investment operations           0.61           0.02          (0.35)          1.52          (1.25)
                                                    ------         ------         ------         ------         ------
   Less Distributions:
       Dividends from net investment income          (0.12)         (0.14)         (0.15)         (0.27)         (0.28)
       Dividends from realized capital gains         (0.06)         (0.06)         (0.38)         (0.12)         (0.66)
       Return of capital                             (0.02)            --             --             --             --
                                                    ------         ------         ------         ------         ------
           Total distributions                       (0.20)         (0.20)         (0.53)         (0.39)         (0.94)
                                                    ------         ------         ------         ------         ------
   Redemption fees retained(1)<F2>                      --             --             --             --             --
                                                    ------         ------         ------         ------         ------
   Net asset value, end of year                     $10.85         $10.44         $10.62         $11.50         $10.37
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
TOTAL RETURN                                         5.81%          0.24%        (3.12)%         14.85%       (10.40)%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year           $23,393        $16,070        $15,333        $15,237        $16,080
   Ratio of expenses to
     average net assets:
       Before expense reimbursement                  1.41%          1.50%          1.84%          1.87%          1.61%
   Ratio of net investment income to
     average net assets:
       Before expense reimbursement                  1.01%          1.40%          1.33%          2.39%          2.36%
   Portfolio turnover rate                          45.17%         21.79%         45.95%         46.91%         31.16%

(1)<F2>  Amount is less than $0.01.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                        HENNESSY TOTAL RETURN FUND
                                                     ----------------------------------------------------------------
                                                                           YEARS ENDED JUNE 30,
                                                     2004           2003           2002           2001           2000
                                                     ----           ----           ----           ----           ----
PER SHARE DATA:
   Net asset value, beginning of year              $ 9.65         $ 9.78         $10.49         $ 8.62         $10.70
   Income from investment operations:
       Net investment income                         0.17(1)<F3>    0.12           0.11           0.24           0.22
       Net realized and unrealized gains
         (losses) on securities                      0.92          (0.13)         (0.71)          1.87          (2.08)
                                                   ------         ------         ------         ------         ------
           Total from investment operations          1.09          (0.01)         (0.60)          2.11          (1.86)
                                                   ------         ------         ------         ------         ------
   Less Distributions:
       Dividends from net investment income         (0.10)         (0.12)         (0.11)         (0.24)         (0.22)
       Dividends from realized capital gains           --             --             --             --             --
       Return of capital                            (0.02)            --             --             --             --
                                                   ------         ------         ------         ------         ------
           Total distributions                      (0.12)         (0.12)         (0.11)         (0.24)         (0.22)
                                                   ------         ------         ------         ------         ------
   Redemption fees retained(2)<F4>                     --             --             --             --             --
                                                   ------         ------         ------         ------         ------
   Net asset value, end of year                    $10.62         $ 9.65         $ 9.78         $10.49         $ 8.62
                                                   ------         ------         ------         ------         ------
                                                   ------         ------         ------         ------         ------
TOTAL RETURN                                       11.36%        (0.04)%        (5.73)%         24.66%       (17.50)%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year          $96,963         $6,022         $3,459         $3,125         $3,385
   Ratio of expenses to average net
     assets, excluding interest expense:
       Before expense reimbursement                 1.27%          2.12%          4.35%          4.54%          2.76%
       After expense reimbursement                  1.27%          1.95%          1.71%          1.20%          1.20%
   Ratio of net expenses to average net
     assets, including interest expense:
       Before expense reimbursement                 1.66%          2.50%          4.97%          6.06%          4.44%
       After expense reimbursement                  1.66%          2.33%          2.33%          2.72%          2.88%
   Ratio of interest expense to
     average net assets                             0.39%          0.38%          0.62%          1.52%          1.68%
   Ratio of net investment income
     (loss) to average net assets:
       Before expense reimbursement                 1.55%          1.25%         (1.58%)        (1.06%)         0.56%
       After expense reimbursement                  1.55%          1.42%          1.06%          2.28%          2.12%
   Portfolio turnover rate                          8.37%         17.60%         34.76%         48.80%         33.58%

(1)<F3>  Calculated using average shares outstanding during year.
(2)<F4>  Amount is less than $0.01.

                     See notes to the financial statements.

HENNESSY BALANCED FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2004

  NUMBER
 OF SHARES                                                            VALUE
 ---------                                                            -----

               COMMON STOCKS -- 50.21%

               AEROSPACE AIRCRAFT -- 0.63%
      4,025    Honeywell International Inc.                        $   147,436
                                                                   -----------

               AUTOMOBILES & TRUCKS -- 5.33%
     26,750    General Motors Corporation                            1,246,282
                                                                   -----------

               BANKS & BANK HOLDING COMPANIES -- 9.50%
     22,375    Citigroup, Inc.                                       1,040,438
     30,450    J.P. Morgan Chase & Co.                               1,180,546
                                                                   -----------
                                                                     2,220,984
                                                                   -----------

               CHEMICALS -- 5.19%
     27,325    E. I. du Pont de Nemours and Company                  1,213,777
                                                                   -----------

               CONSUMER DURABLES -- 1.24%
     10,775    Eastman Kodak Company                                   290,710
                                                                   -----------

               CONSUMER PRODUCTS -- 4.35%
     21,425    Merck & Co. Inc.                                      1,017,687
                                                                   -----------

               ELECTRICAL EQUIPMENT -- 3.86%
     27,900    General Electric Company                                903,960
                                                                   -----------

               ENERGY -- 3.23%
     17,025    Exxon Mobil Corporation                                 756,080
                                                                   -----------

               FOOD, BEVERAGES & TOBACCO -- 5.02%
     23,475    Altria Group, Inc.                                    1,174,924
                                                                   -----------

               MEDICAL SUPPLIES -- 0.01%
         78    Medco Health Solutions, Inc.*<F5>                         2,925
                                                                   -----------

               PAPER & FOREST PRODUCTS -- 3.14%
     16,425    International Paper Company                             734,198
                                                                   -----------

               TELECOMMUNICATIONS -- 8.71%
     51,450    AT&T Corp.                                              752,713
     47,900    SBC Communications Inc.                               1,161,575
      3,400    Verizon Communications Inc.                             123,046
                                                                   -----------
                                                                     2,037,334
                                                                   -----------

               TOTAL COMMON STOCKS (Cost $11,585,042)               11,746,297
                                                                   -----------

 PRINCIPAL
  AMOUNT
 ---------
               SHORT-TERM INVESTMENTS -- 49.41%

               U.S. GOVERNMENT -- 41.74%
               U.S. Treasury Notes:
  $ 347,000    2.250%, 7/31/04                                         347,271
    940,000    2.125%, 8/31/04                                         941,358
  1,097,000    1.875%, 9/30/04                                       1,098,371
    347,000    2.125%, 10/31/04                                        347,664
    620,000    2.000%, 11/30/04                                        621,042
    200,000    1.625%, 1/31/05                                         199,883
  4,970,000    1.500%, 2/28/05                                       4,960,100
  1,000,000    1.625%, 3/31/05                                         998,047
    250,000    1.625%, 4/30/05                                         249,297
                                                                   -----------
               TOTAL U.S. GOVERNMENT (Cost $9,800,457)               9,763,033
                                                                   -----------

               DISCOUNT NOTES -- 7.08%
  1,655,000    Federal Home Loan Bank Discount Note, 1.0000%         1,655,000
                                                                   -----------
               TOTAL DISCOUNT NOTES (Cost $1,655,000)                1,655,000
                                                                   -----------

               VARIABLE RATE DEMAND NOTES#<F6> -- 0.59%
     69,329    American Family Financial Services, Inc., 0.8811%        69,329
     69,329    Wisconsin Corporate Central Credit Union, 1.0300%        69,329
                                                                   -----------
               TOTAL VARIABLE RATE DEMAND NOTES (Cost $138,658)        138,658
                                                                   -----------
               TOTAL SHORT-TERM INVESTMENTS (Cost $11,594,115)      11,556,691
                                                                   -----------
               TOTAL INVESTMENTS -- 99.62% (Cost $23,179,157)       23,302,988
               Other Assets and Liabilities, Net -- 0.38%               89,544
                                                                   -----------
               NET ASSETS -- 100.0%                                $23,392,532
                                                                   -----------
                                                                   -----------

*<F5>   Non-income producing security
#<F6> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2004.

                     See notes to the financial statements.

HENNESSY TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2004

  NUMBER
 OF SHARES                                                            VALUE
 ---------                                                            -----

               COMMON STOCKS -- 73.58%

               AEROSPACE AIRCRAFT -- 0.04%
      1,125    Honeywell International Inc.                       $     41,209
                                                                  ------------

               AUTOMOBILES & TRUCKS -- 7.40%
    154,100    General Motors Corporation                            7,179,519
                                                                  ------------

               BANKS & BANK HOLDING COMPANIES -- 14.73%
    152,475    Citigroup, Inc.                                       7,090,087
    185,500    J.P. Morgan Chase & Co.                               7,191,835
                                                                  ------------
                                                                    14,281,922
                                                                  ------------

               CHEMICALS -- 7.54%
    164,675    E. I. du Pont de Nemours and Company                  7,314,863
                                                                  ------------

               CONSUMER DURABLES -- 0.05%
      1,925    Eastman Kodak Company                                    51,937
                                                                  ------------

               CONSUMER PRODUCTS -- 7.55%
    154,075    Merck & Co. Inc.                                      7,318,562
                                                                  ------------

               ELECTRICAL EQUIPMENT -- 7.57%
    226,425    General Electric Company                              7,336,170
                                                                  ------------

               ENERGY -- 8.13%
    177,525    Exxon Mobil Corporation                               7,883,885
                                                                  ------------

               FOOD, BEVERAGES & TOBACCO -- 6.99%
    135,325    Altria Group, Inc.                                    6,773,016
                                                                  ------------

               MEDICAL SUPPLIES -- 0.00%
         45    Medco Health Solutions, Inc.*<F7>                         1,688
                                                                  ------------

               PAPER & FOREST PRODUCTS -- 0.05%
      1,075    International Paper Company                              48,053
                                                                  ------------

               TELECOMMUNICATIONS -- 13.53%
    344,125    AT&T Corp.                                            5,034,549
    310,675    SBC Communications Inc                                7,533,869
     15,075    Verizon Communications Inc.                             545,564
                                                                  ------------
                                                                    13,113,982
                                                                  ------------
               TOTAL COMMON STOCKS (Cost $74,105,613)               71,344,806
                                                                  ------------

 PRINCIPAL
  AMOUNT
 ---------

               SHORT-TERM INVESTMENTS -- 61.86%

               U.S. TREASURY BILLS(A)<F8> -- 60.78%
$25,920,000    0.940%, 8/5/04                                       25,902,612
 15,840,000    0.960%, 8/26/04                                      15,815,535
 17,280,000    1.050%, 9/30/04                                      17,221,766
                                                                  ------------
               TOTAL U.S. GOVERNMENT (Cost $58,948,865)             58,939,913
                                                                  ------------

               DISCOUNT NOTES -- 1.07%
  1,033,000    Federal Home Loan Bank Discount Note, 1.0000%         1,033,000
                                                                  ------------
               TOTAL DISCOUNT NOTES (Cost $1,033,000)                1,033,000
                                                                  ------------

               VARIABLE RATE DEMAND NOTES#<F9> -- 0.01%
      3,478    American Family Financial Services, Inc., 0.8811%         3,478
      3,477    Wisconsin Corporate Central Credit Union, 1.0300%         3,477
                                                                  ------------
               TOTAL VARIABLE RATE DEMAND NOTES (Cost $6,955)            6,955
                                                                  ------------
               TOTAL SHORT-TERM INVESTMENTS (Cost $59,988,820)      59,979,868
                                                                  ------------
               TOTAL INVESTMENTS -- 135.44%  (Cost $134,094,433)   131,324,674
               Other Liabilities and Assets, Net -- (35.44%)       (34,361,803)
                                                                  ------------
               NET ASSETS -- 100.0%                                $96,962,871
                                                                  ------------
                                                                  ------------

*<F7>     Non-income producing security
(a)<F8> Collateral or partial collateral for securities sold subject to repurchase.
#<F9> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2004.

                     See notes to the financial statements.

                            THE HENNESSY FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2004

1).  ORGANIZATION

     The Hennessy Funds, Inc. (the "Company"), organized as a Maryland corporation on January 11, 1996, consists of two separate portfolios (the "Funds"): The Hennessy Funds, Inc. -- Hennessy Balanced Fund (the "Balanced Fund") and The Hennessy Funds, Inc. -- Hennessy Total Return Fund (the "Total Return Fund"). Both Funds are open-end, non-diversified companies registered under the Investment Company Act of 1940, as amended. The investment objectives of The Hennessy Funds, Inc. are set forth below.

     The objectives of the Balanced Fund are capital appreciation and current income. The investment strategy involves investing approximately one half of the portfolio's assets in one-year Treasury Securities and the other half in the top ten dividend yielding stocks of the Dow Jones Industrial Average (the "DJIA"). Bi-monthly, the Balanced Fund will determine the ten highest yielding common stocks in the DJIA. All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Balanced Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA.

     The Total Return Fund's investment objective is to achieve total return that in the long run will exceed that of the DJIA. The investment strategy involves borrowing money for investment purposes, and investing approximately one half of the portfolio's assets, including proceeds from borrowing, in one-year Treasury Bills and the other half in the top ten dividend yielding stocks of the DJIA. Bi-monthly, the Total Return Fund will determine the ten highest yielding common stocks in the DJIA. All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Total Return Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA.

2).  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

a). Investment Valuation -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors of the Corporation.

b). Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all taxable income to shareowners and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales and deferred post-October losses for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes.

c). Income and Expenses -- Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Funds are charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d). Distributions to Shareowners -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually.

e). Security Transactions -- Investment and shareowner transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f). Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g). Share Valuation -- The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund's net asset value per share. The Funds charge a 1.50% redemption fee on shares held less than three months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder.
Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

3).  REVERSE REPURCHASE AGREEMENTS

     The Total Return Fund has entered into reverse repurchase agreements with UBS PaineWebber, Inc., under which the Total Return Fund sells securities and agrees to repurchase them later at a mutually agreed upon price. For the year ended June 30, 2004, the average daily balance and average interest rate in effect for reverse repurchase agreements was $12,027,436 and 1.23%, respectively. At June 30, 2004, the interest rate in effect for the outstanding reverse repurchase agreements, scheduled to mature on August 5, 2004 ($15,058,800), August 26, 2004 ($9,285,320) and September 30, 2004
($10,118,160), were 1.25%, 1.30% and 1.42%, respectively, and represented 26.18%
of the Total Return Fund's total assets.

4).  INVESTMENT TRANSACTIONS

     During the year ended June 30, 2004, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                    HENNESSY         HENNESSY TOTAL
                                 BALANCED FUND        RETURN FUND
                                 -------------        -----------

     Purchases                     $7,330,584          $2,671,969
     Sales                         $4,507,674          $7,311,821

5).  INVESTMENT ADVISORY AND OTHER
     AGREEMENTS

     The Company has entered into investment advisory agreements (the "Agreements") with Hennessy Advisors, Inc. (the "Manager"). The Manager is a registered investment advisor. Hennessy Advisors, Inc. was organized in 1989. Neil J. Hennessy is Chairman of the Board, President and CEO of Hennessy Advisors.

     Pursuant to the Agreements, the Manager is entitled to receive a fee, calculated daily and payable monthly, at an annual rate not to exceed 0.60% of each Funds' average daily net assets.

     The Funds have adopted a plan pursuant to Rule 12b-1 which authorizes payments in connection with the distribution of Fund shares at an annual rate not to exceed 0.25% of each Fund's average daily net assets. Quasar Distributors, LLC serves as the distributor to each of the Funds. Amounts paid under the Plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners and the printing and mailing of sales literature. Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

     U.S. Bank, N.A. serves as custodian for the Funds. U.S. Bancorp Fund Services, LLC serves as transfer agent, dividend disbursing agent, administrator and accounting services agent for the Funds.

6).  FEDERAL TAX INFORMATION

     The tax character of distributions paid during 2003 and 2004 for the Hennessy Balanced Fund was as follows:

                                       YEAR ENDED JUNE 30,
                                       2004           2003
                                       ----           ----
Distributions paid from:
     Ordinary income                 $197,328       $208,171
     Long-term capital gain            93,788         83,442
     Return of capital                 42,438             --
                                     --------       --------
                                     $333,554       $291,613
                                     --------       --------
                                     --------       --------

     The tax character of distributions paid during 2003 and 2004 for the Hennessy Total Return Fund was as follows:

                                       YEAR ENDED JUNE 30,
                                       2004           2003
                                       ----           ----
Distributions paid from:
     Ordinary income                 $600,144        $64,810
     Long-term capital gain                --             --
     Return of capital                109,324             --
                                     --------        -------
                                     $709,468        $64,810
                                     --------        -------
                                     --------        -------

     As of June 30, 2004, the Funds latest fiscal year end, the Funds did not have any distributable earnings on a tax basis.

     The following balances for the Funds are as of June 30, 2004:

                                              HENNESSY          HENNESSY TOTAL
                                            BALANCED FUND         RETURN FUND
                                            -------------       --------------

Cost of investments (a)<F10>                 $23,258,461         $134,131,021
                                             -----------         ------------
Gross unrealized
  appreciation                                 1,022,629            1,135,685
Gross unrealized
  depreciation                                  (978,102)          (3,942,032)
                                             -----------         ------------
Net unrealized
  appreciation (depreciation)                $    44,527         $ (2,806,347)
                                             -----------         ------------
                                             -----------         ------------
Undistributed
  ordinary income                            $        --         $         --
Undistributed long-term
  capital gain                                        --                   --
                                             -----------         ------------
Total distributable earnings                 $        --         $         --
                                             -----------         ------------
                                             -----------         ------------
Accumulated realized losses                  $(3,307,387)        $(96,445,247)
                                             -----------         ------------
Total accumulated realized
  and unrealized losses                      $(3,262,860)        $(99,251,594)
                                             -----------         ------------
                                             -----------         ------------

(a)<F10> Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes primarily due to wash sale adjustments.

     At June 30, 2004, the Funds' latest fiscal year end, the Balanced Fund had tax basis capital losses of $3,135,745, which may be carried over to offset future capital gains. Of such losses, $447,964 expire June 30, 2005, $447,964 expire June 30, 2006, $610,892 expire June 30, 2008, $732,997 expire June 30,
2009, $447,964 expire June 30, 2010 and $447,964 expire June 30, 2011.
Additionally, at June 30, 2004, the Balanced Fund deferred on a tax basis a post-October loss of $171,642.

     As described in footnote 8, the merger between the Hennessy Balanced Fund and the Lindner Market Neutral Fund was transacted on March 11, 2004. On the merger date, the Lindner Market Neutral Fund had $24,728,086 of accumulated realized loss, of which, $5,301,235 expired and $16,250,123 was limited by IRS regulations. As a result of these permanent book-to-tax differences, accumulated undistributed net realized loss on investment has been increased by $21,551,358 and capital stock has been decreased by $21,551,358.

     At June 30, 2004, the Funds' latest fiscal year end, the Total Return Fund had tax basis capital losses of $96,445,247, which may be carried over to offset future capital gains. Of such losses, $61,786,668 expire June 30, 2009 and $34,658,579 expire June 30, 2011.

7).  FEDERAL TAX DISTRIBUTION INFORMATION (UNAUDITED)

     The Hennessy Balanced Fund and The Hennessy Total Return Fund designate 100.0% of the dividends declared from net investment income during the year ended June 30, 2004 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

     For the year ended June 30, 2004, 100.0% of the ordinary distributions paid by The Hennessy Balanced Fund and The Hennessy Total Return Fund qualify for the dividend received deduction available to corporate shareholders.

8).  FUND MERGERS

     On February 20, 2004 the shareholders of the below Lindner Funds approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities of the Lindner Funds to the corresponding Hennessy Funds. On February 27, 2004 the merger was transacted between the Lindner Large-Cap Growth Fund and the Hennessy Total Return Fund. On March 11, 2004 the merger was transacted between the Lindner Market Neutral Fund and the Hennessy Balanced Fund.

     The following table illustrates the specifics of the tax free mergers:

      ACQUIRED         ACQUIRING                             SHARES ISSUED TO
      LINDNER          HENNESSY         ACQUIRED FUNDS       SHAREHOLDERS OF       ACQUIRING FUNDS         COMBINED
        FUND             FUND             NET ASSETS          ACQUIRED FUND           NET ASSETS          NET ASSETS
      --------         ---------        --------------       ----------------      ---------------        ----------
   Market Neutral      Balanced       $10,051,535(1)<F11>         919,731            $17,302,833         $ 27,354,368
  Large-Cap Growth   Total Return     $96,447,508(2)<F12>       8,736,232            $ 7,522,415         $103,969,923

(1)<F11> Includes accumulated net realized loss on investments of $24,728,086 and no unrealized gain/loss on investments.
(2)<F12> Includes accumulated net realized loss on investments of $96,508,193 and unrealized gain on investments of $360,740.

9).  ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS (UNAUDITED)

                                         TERM OF                                             # OF FUNDS    OTHER
                           POSITION(S)   OFFICE AND                                          IN COMPLEX    DIRECTORSHIPS
                           HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION                 OVERSEEN      HELD BY
NAME, AGE AND ADDRESS      THE COMPANY   TIME SERVED    DURING PAST FIVE YEARS               BY DIRECTOR   DIRECTORS
---------------------      -----------   -----------    ----------------------               -----------   -------------

INDEPENDENT DIRECTORS

Robert T. Doyle, 57        Independent   Indefinite     Currently the Sheriff of Marin            5        Director of
87 Washington St.          Director      Term;          County, California (since 1996)                    The Hennessy Mutual
Novato, CA  94947                        Served since   and has been employed in the                       Funds, Inc.
                                         January 1996.  Marin County Sheriff's Office
                                                        in various capacities since 1969.

J. Dennis DeSousa, 68      Independent   Indefinite     Currently a real estate investor;         5        Director of
340 Singing Brook          Director      Term;          Owner/director, North Bay                          The Hennessy Mutual
Circle                                   Served since   Television, Inc. (1985-1999).                      Funds, Inc.
Santa Rosa, CA  95409                    January 1996.

Gerald P. Richardson, 58   Independent   Indefinite     Currently Chief Executive                 5        Director of
711 Going Lane             Director      Term;          Officer/owner, ORBIS Payment                       The Hennessy Mutual
Novato, CA  94947                        Served since   Services (since January 2001);                     Funds, Inc.
                                         May 2004.      Consultant, Sonoma County
                                                        Treasurer/Tax Collector (since
                                                        July 2000); Principal, Morgan
                                                        Stanley (Fixed Income) (1981-
                                                        1999); Chief Investment Officer,
                                                        City and County of San Francisco
                                                        Treasurer's Office (1971-1981).

INTERESTED DIRECTOR

Neil J. Hennessy, 48       Director and  Indefinite     President of the Manager since 1989;      5        Director of The Hennessy
Hennessy Advisors, Inc.    President     Term;          President and Investment Manager of                Mutual Funds, Inc. and
The Courtyard Square                     Served since   The Hennessy Funds, Inc. since 1996.               Hennessy Advisors, Inc.
750 Grant Ave., Ste. 100                 January 1996.
Novato, CA  94945

Additional information about the Funds' directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-800-966-4354.

HOW TO OBTAIN A COPY OF THE FUNDS PROXY VOTING POLICY AND PROXY VOTING RECORDS

  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 1-800-966-4354; (2) at hennessyfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at www.sec.gov. A copy of the Funds' proxy voting records may also be obtained without charge, upon request, by calling 1-800-966-4354.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
The Hennessy Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of The Hennessy Funds, Inc. (comprising, respectively, the Hennessy Balanced Fund and the Hennessy Total Return Fund), collectively referred to as the "Funds", including the schedules of investments as of June 30, 2004, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Balanced Fund and the Hennessy Total Return Fund as of June 30, 2004, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

                                                  /s/ KPMG LLP

August 25, 2004
Chicago, Illinois

INVESTMENT ADVISORS
   Hennessy Advisors, Inc.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

CUSTODIAN
   U.S. Bank, N.A.
   425 Walnut Street
   Cincinnati, OH  45202

DIRECTORS
   Neil J. Hennessy
   Robert T. Doyle
   J. Dennis DeSousa
   Gerald P. Richardson

COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, WI 53202-5367

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   KPMG LLP
   303 East Wacker Drive
   Chicago, Illinois 60601

DISTRIBUTOR
   Quasar Distributors, LLC
   615 East Michigan Street
   Milwaukee, WI  53202

This report has been prepared for shareholders and may be distributed to others only if preced-ed or accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-966-4354.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                                 FYE 06/30/2004        FYE 06/30/2003
                                 --------------        --------------

Audit Fees                           $32,200              $24,000
Audit-Related Fees                      0                    0

Tax Fees                              7,200                6,850
All Other Fees                          0                    0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant's hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees               FYE 06/30/2004    FYE 06/30/2003
----------------------               --------------    --------------

Registrant                                  $0                $0
Registrant's Investment Adviser              0              73,950

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
------------------

(a)  (1) Any code of ethics or amendment thereto. Filed herewith.
     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant) The Hennessy Funds, Inc.
                  ------------------------

     By (Signature and Title)  /s/ Neil J. Hennessy
                               ---------------------------
                               Neil J. Hennessy, President

     Date      9/2/04
           -------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)  /s/ Neil J. Hennessy
                              ---------------------------
                              Neil J. Hennessy, President

     Date      9/2/04
           -------------------

     By (Signature and Title)  /s/ Teresa M. Nilsen
                               ---------------------------
                               Teresa M. Nilsen, Treasurer

     Date      9/2/04
           -------------------